MARCH 2, 1998 PROSPECTUS


J.P. MORGAN CALIFORNIA BOND FUND


                                                  ------------------------------
                                                  Seeking high total return
                                                  by investing primarily in
                                                  fixed income securities.



This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMORGAN

CONTENTS
--------------------------------------------------------------------------------

 3
---

FIXED INCOME MANAGEMENT APPROACH

Fixed income investment process  . . . . . . . . . . . . . . . . . . .    3


 4
---
The fund's goal, investment approach, risks, expenses, performance, and financial highlights

J.P. MORGAN CALIFORNIA BOND FUND

Fund description . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

Investor expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .    4

Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

Financial highlights . . . . . . . . . . . . . . . . . . . . . . . . .    5

 6
---
Investing in the J.P. Morgan California Bond Fund

YOUR INVESTMENT

Investing through a financial professional . . . . . . . . . . . . .      6

Investing directly . . . . . . . . . . . . . . . . . . . . . . . . .      6

Opening your account . . . . . . . . . . . . . . . . . . . . . . . .      6

Adding to your account . . . . . . . . . . . . . . . . . . . . . . .      6

Selling shares . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

Account and transaction policies . . . . . . . . . . . . . . . . . .      7

Dividends and distributions  . . . . . . . . . . . . . . . . . . . .      8

Tax considerations . . . . . . . . . . . . . . . . . . . . . . . . .      8

 9
---
More about risk and the fund's business operations

FUND DETAILS

Business structure . . . . . . . . . . . . . . . . . . . . . . . . .      9

Management and administration. . . . . . . . . . . . . . . . . . . .      9

Risk and reward elements . . . . . . . . . . . . . . . . . . . . . .     10

Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12

FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . back cover

INTRODUCTION
--------------------------------------------------------------------------------

J.P. MORGAN CALIFORNIA BOND FUND

This fund invests primarily in bonds and other fixed income securities. The fund seeks high total return consistent with moderate risk.

WHO MAY WANT TO INVEST

The fund is designed for investors who:

-    want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-    want an investment that pays monthly dividends

- are seeking income that is exempt from federal and state personal income taxes in California

The fund is NOT designed for investors who:

-    are investing for aggressive long-term growth

-    require stability of principal

-    are investing through a tax-deferred account such as an IRA

J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $250 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.

BEFORE YOU INVEST

Investors considering the fund should understand that:

- The value of the fund's shares will fluctuate over time. You could lose money if you sell when the fund's share price is lower than when you invested.

-    There is no assurance that the fund will meet its investment goal.

-    Future returns will not necessarily resemble past performance.

- The fund invests a portion of assets in non-investment-grade bonds ("junk bonds"), which offer higher potential yields but have a higher risk of default and are more sensitive to market risk than investment-grade bonds.

-    The fund does not represent a complete investment program.

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

The J.P. Morgan California Bond Fund invests primarily in bonds and other fixed income securities.

The fund's investment philosophy, developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different ones, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC]
The fund invests across a range of different types of securities

SECTOR ALLOCATION The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
The fund makes its portfolio decisions as described later in this prospectus

SECURITY SELECTION Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC]
J.P. Morgan uses a disciplined process to control the fund's sensitivity to interest rates

DURATION MANAGEMENT Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration (a measure of average weighted maturity of the securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                             FIXED INCOME MANAGEMENT APPROACH  3

J.P. MORGAN CALIFORNIA BOND FUND
--------------------------------------------------------------------------------
                                       REGISTRANT: J.P. MORGAN SERIES TRUST
                                       (J.P. MORGAN CALIFORNIA BOND FUND: SELECT
                                       SHARES)

[GRAPHIC]
GOAL

The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital.

[GRAPHIC]
INVESTMENT APPROACH

The fund invests primarily in California municipal securities whose income is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities as low as B.

[GRAPHIC]
POTENTIAL RISKS AND REWARDS

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 3. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers are in less secure financial condition. A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-12.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $250 billion, including more than $8 billion using the same strategy as this fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and by Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June of 1997.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.


ANNUAL FUND OPERATING EXPENSES(1) (%)
Management fees (actual)                           0.30
Marketing (12b-1) fees                             none
Other expenses(2)
(after reimbursement)                              0.35
-------------------------------------------------------
TOTAL OPERATING EXPENSES(2)
(AFTER REIMBURSEMENT)                              0.65
-------------------------------------------------------

EXPENSE EXAMPLE

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.


-------------------------------------------------------------
                        1 yr.     3 yrs.    5 yrs.    10 yrs.
YOUR COST($)             7         21        36        81
-------------------------------------------------------------



4  J.P. MORGAN CALIFORNIA BOND FUND

-----------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURN (%)  Shows performance over time, for period ended December 31, 1997
-------------------------------------------------------------------------------------------------------------------------

                                                                                                       Since inception(3)

J.P. MORGAN CALIFORNIA BOND FUND (after expenses)                                                              7.62
-------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX(4) (no expenses)                                                7.96
-------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (%)      Shows changes in returns by calendar year
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              1997(3)

J.P. MORGAN CALIFORNIA BOND FUND                                                                               7.62
-------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX(4)                                                              7.96
-------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA   For fiscal periods ended
-------------------------------------------------------------------------------------------------------------------------

                                                                                             4/30/97(3)      10/31/97
                                                                                                            (unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                                       10.00          10.04
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                                                     0.01           0.20
  Net realized and unrealized gain (loss)
  on investment ($)                                                                             0.04           0.33
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                            0.05           0.53
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                                                    (0.01)         (0.20)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                                             10.04          10.37
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                                                0.51(5)        5.34(5)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                                                          302          2,726
-------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
  EXPENSES (%)                                                                                  0.62(6)        0.65(6)
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                                                                       4.52(6)        3.94(6)
-------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                                                                       0.55(6)        0.32(6)
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER (%)                                                                            40             15
-------------------------------------------------------------------------------------------------------------------------

The Financial Highlights above, except for the six months ended 10/31/97, have been audited by Price Waterhouse LLP, the fund's independent accountants.

(1) This table shows expenses for the fiscal period ended 4/30/97, expressed as a percentage of average net assets and reflecting reimbursement of ordinary expenses over 0.65%.

(2) Without reimbursement, other expenses and total operating expenses for the fiscal period ended 4/30/97 would have been 0.87% and 1.17%, respectively, on an annualized basis. There is no guarantee that reimbursement will continue beyond 8/31/98.

(3) The fund commenced operations on 4/21/97. Except in the Financial Highlights, returns reflect performance of J.P. Morgan California Bond
     Fund: Institutional Shares (a separate class of shares) from 12/31/96 through 4/30/97. Performance during this period reflects operating expenses which are 0.20% of net assets lower than those of the fund. Accordingly, performance returns for the fund would have been lower if an investment had been made in the fund during the same time period.

(4) The Lehman Brothers 1-16 Year Municipal Bond Index, consisting of general obligation and revenue bonds with maturities of 1-16 years, is an unmanaged index that measures municipal bond market performance.

(5)  Not annualized.

(6)  Annualized.


                                             J.P. MORGAN CALIFORNIA BOND FUND  5

YOUR INVESTMENT
-----------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

- Determine the amount you are investing. The minimum amount for initial investments is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

- Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

-    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

     BY WIRE

-    Mail your completed application to the Shareholder Services Agent.

- Call the Shareholder Services Agent to obtain an account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- After placing your purchase order, instruct your bank to wire the amount of your investment to:

     State Street Bank & Trust Company
     ROUTING NUMBER: 011-000-028
     CREDIT: J.P. Morgan Funds
     ACCOUNT NUMBER: 9904-226-9
     FFC: your account number, name of registered owner(s) and fund name

     BY CHECK

-    Make out a check for the investment amount payable to J.P. Morgan Funds.

-    Mail the check with your completed application to the Transfer Agent.

 BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     BY WIRE

- Call the Shareholder Services Agent to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     BY CHECK

-    Make out a check for the investment amount payable to J.P. Morgan Funds.

- Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.


6  YOUR INVESTMENT

SELLING SHARES

     BY PHONE -- WIRE PAYMENT

- Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

- Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     BY PHONE -- CHECK PAYMENT

- Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     IN WRITING

- Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

-    Indicate whether you want the proceeds sent by check or by wire.

- Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

-    Mail the letter to the Shareholder Services Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

EXCHANGES You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

BUSINESS HOURS AND NAV CALCULATIONS The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).

TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

--------------------------------------------------------------------------------

TRANSFER AGENT                               SHAREHOLDER SERVICES AGENT
STATE STREET BANK AND TRUST COMPANY          J.P. MORGAN FUNDS SERVICES
P.O. Box 8411                                522 Fifth Avenue
Boston, MA 02266-8411                        New York, NY 10036
Attention: J.P. Morgan Funds Services        1-800-521-5411

                                             Representatives are available 8:00
                                             a.m. to 5:00 p.m. eastern time on
                                             fund business days.


                                                              YOUR INVESTMENT  7

TIMING OF SETTLEMENTS When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

TRANSACTION                            TAX STATUS
-------------------------------------------------------------------------
Income dividends                       Exempt from federal and state
                                       personal income taxes for
                                       California residents only
-------------------------------------------------------------------------
Short-term capital gains               Ordinary income
distributions
-------------------------------------------------------------------------
Long-term capital gains                Capital gains
distributions
-------------------------------------------------------------------------
Sales or exchanges of                  Capital gains or
shares owned for more                  losses
than one year
-------------------------------------------------------------------------
Sales or exchanges of                  Gains are treated as ordinary
shares owned for one year              income; losses are subject
or less                                to special rules
-------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

8  YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The fund is one of three series of shares currently offered by the trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

-------------------------------------------------------------------------
ADVISORY SERVICES                       0.30% of the fund's average
                                        net assets
-------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                 Fund's pro-rata portion of
(fee shared with Funds                  0.09% of the first $7 billion in
Distributor, Inc.)                      J.P. Morgan-advised portfolios,
                                        plus 0.04% of average net assets
                                        over $7 billion
-------------------------------------------------------------------------
SHAREHOLDER SERVICES                    0.20% of the fund's average
                                        net assets
-------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                              FUND DETAILS  9

-------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.


---------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                    POTENTIAL REWARDS                POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The fund's share price,           - Bonds have generally           - Under normal circumstances the fund
  yield, and total return             outperformed money market        plans to remain fully invested in
  will fluctuate in response          investments over the long        bonds and other fixed income
  to bond market movements            term, with less risk than        securities as noted in the table on
                                      stocks                           page 12
- The value of most bonds
  will fall when interest           - Most bonds will rise in        - The fund seeks to limit risk and
  rates rise; the longer a            value when interest rates        enhance total return or yields
  bond's maturity and the             fall                             through careful management, sector
  lower its credit quality,                                            allocation, individual securities
  the more its value                                                   selection, and duration management
  typically falls                   - Asset-backed securities can
                                      offer attractive returns       - During severe market downturns, the
                                                                       fund has the option of investing up
- Asset-backed securities                                              to 100% of assets in investment-grade
  (securities representing an                                          short-term securities
  interest in, or secured by,
  a pool of assets such as                                           - J.P. Morgan monitors interest rate
  receivables) could generate                                          trends, as well as geographic and
  capital losses or periods                                            demographic information related to
  of low yields if they are                                            asset-backed securities and
  paid off substantially                                               prepayments
  earlier or later than
  anticipated
---------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The fund could underperform       - The fund could outperform      - J.P. Morgan focuses its active
  its benchmark due to its            its benchmark due to these       management on those areas where it
  sector, securities, or              same choices                     believes its commitment to research
  duration choices                                                     can most enhance returns and manage
                                                                       risks in a consistent way
---------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
- The default of an issuer          - Investment-grade bonds have      - The fund maintains its own policies
  would leave the fund with           a lower risk of default            for balancing credit quality against
  unpaid interest or principal                                           potential yields and gains in light
                                                                         of its investment goals
- Junk bonds (those rated           - Junk bonds offer higher
  BB/Ba or lower) have a              yields and higher potential      - J.P. Morgan develops its own ratings
  higher risk of default,             gains                              of unrated securities and makes a
  tend to be less liquid, and                                            credit quality determination for
  may be more difficult to                                               unrated securities
  value
---------------------------------------------------------------------------------------------------------------


10  FUND DETAILS


--------------------------------------------------------------------------------------------------------------------------
POTENTIAL  RISKS                       POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
--------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- The fund could have                    - These holdings may offer         - The fund may not invest more than 15% of
  difficulty valuing these                 more attractive yields or          net assets in illiquid holdings
  holdings precisely                       potential growth than
                                           comparable widely traded         - To maintain adequate liquidity to meet
- The fund could be unable to              securities                         redemptions, the fund may hold
  sell these holdings at the                                                  investment-grade short-term securities
  time or price desired                                                       (including repurchase agreements) and, for
                                                                              temporary or extraordinary purposes, may
                                                                              borrow from banks up to 33-1/3% of the
                                                                              value of its assets
--------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the fund buys                     - The fund can take advantage      - The fund uses segregated accounts to
  securities before issue or               of attractive transaction          offset leverage risk
  for delayed delivery, it                 opportunities
  could be exposed to
  leverage risk if it does
  not use segregated accounts

SHORT-TERM TRADING
- Increased trading would                - The fund could realize           - The fund anticipates a portfolio turnover
  raise the fund's                         gains in a short period of         rate of approximately 75%
  transaction costs                        time
                                                                            - The fund generally avoids short-term
- Increased short-term                   - The fund could protect             trading, except to take advantage of
  capital gains distributions              against losses if a bond is        attractive or unexpected opportunities or
  would raise shareholders'                overvalued and its value           to meet demands generated by shareholder
  income tax liability                     later falls                        activity
--------------------------------------------------------------------------------------------------------------------------

The fund is also permitted to enter into futures and options transactions, however, these transactions result in taxable gains or losses so it is expected that the fund will utilize them infrequently.



                                                                FUND DETAILS  11

--------------------------------------------------------------------------------
INVESTMENTS

This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk are listed (see below for definitions).


                                                                                               /x/ Permitted
                                                                                               / / Permitted, but not typically used

                                                                                                                        CALIFORNIA
                                                                                                                           BOND
                                                                                    PRINCIPAL TYPES OF RISK                FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES  Bonds or notes backed by unsecured debt, such as     credit, interest rate, market, prepayment      / /
credit card receivables; these securities are often guaranteed or over-collateralized to enhance their credit quality.
------------------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS  Negotiable certificates of deposit, time deposits and '     credit, liquidity                              / /
bankers acceptances.
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER  Unsecured short term debt issued by banks or corporations.  credit, interest rate,                    /x/Tax
These securities are usually discounted and are rated by S&P or Moody's.      liquidity, market                            Exempt

                                                                                                                        / /Taxable
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS  Bonds or other investments that are sold directly to an   credit, interest rate, liquidity,              /x/
institutional investor.                                                       market, valuation
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  Agreements between a seller and a buyer whereby        credit                                         / /
the seller agrees to repurchase the securities at an agreed upon price and at a stated time.
------------------------------------------------------------------------------------------------------------------------------------
SYNTHETIC VARIABLE RATE INSTRUMENTS  Debt instruments whereby the issuer      credit, interest rate, leverage,               /x/
agrees to exchange one security for another in order to change the            liquidity, market
maturity or qualit of a security in the fund.
------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES  Securities, generally issued as general      credit, interest rate, market,                 /x/(1)
obligation and revenue bonds, whose interest is exempt from federal taxation  natural event, political and state and/or local taxes in the state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  Debt instruments (Treasury bills, notes, and      interest rate                                  /x/
bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES  Securities         credit, interest rate,                         /x/
offering non-cash or delayed-cash payment. Their prices are typically more    liquidity, market, valuation
volatile than those of some other debt instruments and involve certain special tax considerations.
------------------------------------------------------------------------------------------------------------------------------------

RISK RELATED TO CERTAIN SECURITIES HELD BY J.P. MORGAN CALIFORNIA BOND FUND:

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK The risk the costs associated with a liability are more than the obligation of the fund with regard to the underlying instrument.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MARKET RISK The risk that the market value of an investment may move up or down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all investments and the mutual funds that invest in them.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, crop failures and similar events.

POLITICAL RISK The risk of losses attributable to government or political actions, i.e. changes in tax statutes.

PREPAYMENT RISK The risk that unanticipated prepayments may occur, reducing the value of asset-backed securities.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


(1)  At least 65% of assets must be in New York municipal securities.


12  FUND DETAILS

--------------------------------------------------------------------------------


                       (THIS PAGE IS INTENTIONALLY LEFT BLANK)

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:

J.P. MORGAN CALIFORNIA BOND FUND
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

TELEPHONE:  1-800-521-5411

HEARING IMPAIRED:  1-888-468-4015

EMAIL:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07795 and 033-11125.

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JP MORGAN
--------------------------------------------------------------------------------
JP MORGAN FUNDS

ADVISOR                                      DISTRIBUTOR
Morgan Guaranty Trust Company of New York    Funds Distributor, Inc.
522 Fifth Avenue                             60 State Street
New York, NY 10036                           Boston, MA 02109
1-800-521-5411                               1-800-221-7930

================================================================================
                                                        |
                                          MARCH 2, 1998 | PROSPECTUS
                                                        |
================================================================================

J.P. MORGAN INSTITUTIONAL
CALIFORNIA BOND FUND

                                        ========================================
                                        Seeking high total return
                                        by investing primarily in
                                        fixed income securities.


This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate.

It is a criminal offense to state or suggest otherwise.

                                                  [LOGO] JP Morgan

Distributed by Funds Distributor, Inc.

================================================================================

CONTENTS

====================================================================================================================================


                                  3 |    FIXED INCOME MANAGEMENT APPROACH

                                         Fixed income investment process ..........................................................3


                                  4 |    J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND

The fund's goal, investment approach,    Fund description .........................................................................4
    risks, expenses, performance, and
                 financial highlights    Investor expenses ........................................................................4

                                         Performance ..............................................................................5

                                         Financial highlights .....................................................................5


                                  6 |    YOUR INVESTMENT

         Investing in the J.P. Morgan    Investing through a financial professional ...............................................6
             Institutional California
                            Bond Fund    Investing directly .......................................................................6

                                         Opening your account .....................................................................6

                                         Adding to your account ...................................................................6

                                         Selling shares ...........................................................................7

                                         Account and transaction policies .........................................................7

                                         Dividends and distributions ..............................................................8

                                         Tax considerations .......................................................................8


                                  9 |    FUND DETAILS

       More about risk and the fund's    Business structure .......................................................................9
                  business operations
                                         Management and administration ............................................................9

                                         Risk and reward elements ................................................................10

                                         Investments..............................................................................12


                                         FOR MORE INFORMATION ............................................................back cover

                                                                             |
                                                                             | 1
                                                                             |

INTRODUCTION
================================================================================

J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND

This fund invests primarily in bonds and other fixed income securities. The fund seeks high total return consistent with moderate risk.

WHO MAY WANT TO INVEST

The fund is designed for investors who:

o    want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o    want an investment that pays monthly dividends

o are seeking income that is exempt from federal and state personal income taxes in California

The fund is not designed for investors who:

o    are investing for aggressive long-term growth

o    require stability of principal

o    are investing through a tax-deferred account such as an IRA


J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $250 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.

========================================
Before you invest

Investors considering the fund should
understand that:

o    The value of the fund's shares will
     fluctuate over time. You could lose
     money if you sell when the fund's
     share price is lower than when you
     invested.

o    There is no assurance that the fund
     will meet its investment goal.

o    Future returns will not necessarily
     resemble past performance.

o    The fund invests a portion of
     assets in non-investment-grade
     bonds ("junk bonds"), which offer
     higher potential yields but have a
     higher risk of default and are more
     sensitive to market risk than
     investment-grade bonds.

o    The fund does not represent a
     complete investment program.

----------------------------------------

  |
2 |
  |

FIXED INCOME MANAGEMENT APPROACH
================================================================================

                                        The J.P. Morgan Institutional California
                                        Bond Fund invests primarily in bonds and other fixed income securities.

                                        The fund's investment philosophy,
                                        developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.

                                        FIXED INCOME INVESTMENT PROCESS

                                        J.P. Morgan seeks to generate an
                                        information advantage through the depth
                                        of its global fixed-income research and
                                        the sophistication of its analytical
                                        systems. Using a team-oriented approach,
                                        J.P. Morgan seeks to gain insights in a
                                        broad range of distinct areas and takes
                                        positions in many different ones,
                                        helping the fund to limit exposure to
                                        concentrated sources of risk.

                                        In managing the fund, J.P. Morgan
                                        employs a three-step process that
                                        combines sector allocation, fundamental
                                        research for identifying portfolio
                                        securities, and duration management.

                       [GRAPHIC]        Sector allocation The sector allocation
                                        team meets monthly, analyzing the
 The fund invests across a range        fundamentals of a broad range of sectors
of different types of securities        in which the fund may invest. The team
                                        seeks to enhance performance and manage
                                        risk by underweighting or overweighting
                                        sectors.
                       [GRAPHIC]
                                        Security selection Relying on the
    The fund makes its portfolio        insights of different specialists,
 decisions as described later in        including credit analysts, quantitative
                 this prospectus        researchers, and dedicated fixed income
                                        traders, the portfolio managers make buy
                                        and sell decisions according to the
                                        fund's goal and strategy.
                       [GRAPHIC]
                                        Duration management Forecasting teams
  J.P. Morgan uses a disciplined        use fundamental economic factors to
   process to control the fund's        develop strategic forecasts of the
   sensitivity to interest rates        direction of interest rates. Based on
                                        these forecasts, strategists establish
                                        the fund's target duration (a measure of average weighted maturity of the securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.

                                                                             |
                                            FIXED INCOME MANAGEMENT APPROACH | 3
                                                                             |

J.P. MORGAN INSTITUTIONAL
CALIFORNIA BOND FUND                    | TICKER SYMBOL: JPMICX
================================================================================
                                        REGISTRANT: J.P. MORGAN SERIES TRUST
                                        (J.P. MORGAN CALIFORNIA BOND FUND:
                                        INSTITUTIONAL SHARES)

[GRAPHIC] GOAL

     The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital.

[GRAPHIC] INVESTMENT APPROACH

     The fund invests primarily in California municipal securities whose income is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities as low as B.

[GRAPHIC] POTENTIAL RISKS AND REWARDS

     The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 3. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers are in less secure financial condition. A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-12.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $250 billion, including more than $8 billion using the same strategy as this fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and by Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June of 1997.


================================================================================
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

================================================================================
Annual fund operating expenses(1)                                           (%)
================================================================================
Management fees (actual)                                                   0.30

Marketing (12b-1) fees                                                     none

Other expenses(2)
(after reimbursement)                                                      0.15
--------------------------------------------------------------------------------
Total operating expenses(2)
(after reimbursement)                                                      0.45
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

--------------------------------------------------------------------------------
                                      1 yr.     3 yrs.      5 yrs.      10 yrs.
Your cost($)                           5         14          25           57
--------------------------------------------------------------------------------

  |
4 | J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND
  |

====================================================================================================================================


PERFORMANCE (unaudited)
=====================================
Average annual total return (%)        Shows performance over time, for period ended December 31, 1997
=====================================-----------------------------------------------------------------------------------------------

                                                                                                                Since inception(3)
J.P. Morgan Institutional California Bond Fund (after expenses)                                                        7.72
------------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers 1-16 Year Municipal Bond Index(4) (no expenses)                                                        7.96
------------------------------------------------------------------------------------------------------------------------------------


=====================================
Total return (%)                       Shows changes in returns by calendar year
=====================================-----------------------------------------------------------------------------------------------


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                                                                                      1997
J.P. Morgan Institutional California Bond Fund (after expenses)                                                        7.72
------------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers 1-16 Year Municipal Bond Index(4) (no expenses)                                                        7.96
------------------------------------------------------------------------------------------------------------------------------------


================================================================================
FINANCIAL HIGHLIGHTS

=====================================
Per-share data                         For fiscal periods ended
=====================================-------------------------------------------

                                                     4/30/97(3)      10/31/97
                                                                    (unaudited)
Net asset value, beginning of period ($)              10.00             9.90
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                           0.16             0.21
   Net realized and unrealized gain (loss)
   on investment ($)                                  (0.10)            0.32
--------------------------------------------------------------------------------
Total from investment operations ($)                   0.06             0.53
--------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                          (0.16)           (0.21)
Net asset value, end of period ($)                     9.90            10.22
--------------------------------------------------------------------------------
Total return (%)                                       0.56(5)          5.38(5)
--------------------------------------------------------------------------------

=====================================
Ratios and supplemental data
=====================================-------------------------------------------
Net assets, end of period ($ thousands)              14,793           48,013
--------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                           0.45(6)          0.45(6)
--------------------------------------------------------------------------------
Net investment income (%)                              4.43(6)          4.12(6)
--------------------------------------------------------------------------------
Decrease reflected in expense ratio due to
expense reimbursement (%)                              3.01(6)          0.35(6)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                   40               15
--------------------------------------------------------------------------------
The Financial Highlights above, except for the six months ended 10/31/97, have been audited by Price Waterhouse LLP, the fund's independent accountants.

(1) This table shows expenses for the fiscal period ended 4/30/97, expressed as a percentage of average net assets and reflecting reimbursement of ordinary expenses over 0.45%.

(2) Without reimbursement, other expenses and total operating expenses for the fiscal period ended 4/30/97 would have been 3.16% and 3.46%, respectively, on an annualized basis. There is no guarantee that reimbursement will continue beyond 8/31/98.

(3) The fund commenced operations on 12/23/96. Except in the Financial Highlights, returns reflect performance of the fund from 12/31/96.

(4) The Lehman Brothers 1-16 Year Municipal Bond Index, consisting of general obligation and revenue bonds with maturities of 1-16 years, is an unmanaged index that measures municipal bond market performance.

(5)  Not annualized.

(6)  Annualized.

                                                                             |
                              J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND | 5
                                                                             |

YOUR INVESTMENT
================================================================================

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $5,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

     By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

     Morgan Guaranty Trust Company of New York
     Routing number: 021-000-238
     Credit: J.P. Morgan Institutional Funds
     Account number: 001-57-689
     FFC: your account number, name of registered owner(s) and fund name

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

  |
6 | YOUR INVESTMENT
  |

================================================================================

SELLING SHARES

     By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable premuims. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

================================================================================

                    Shareholder Services Agent
                    J.P. Morgan Funds Services
                    522 Fifth Avenue
                    New York, NY 10036
                    1-800-766-7722


                    Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                                             |
                                                             YOUR INVESTMENT | 7
                                                                             |

================================================================================

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

--------------------------------------------------------------------------------
Transaction                             Tax status
--------------------------------------------------------------------------------
Income dividends                        Exempt from federal and state
                                        personal income taxes for
                                        California residents only
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                   Capital gains or
shares owned for more                   losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                   Gains are treated as ordinary
shares owned for one year               income; losses are subject
or less                                 to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

  |
8 | YOUR INVESTMENT
  |

FUND DETAILS
================================================================================

BUSINESS STRUCTURE

The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The fund is one of three series of shares currently offered by the trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION

The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., Which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                          0.30% of the fund's average
                                           net assets
--------------------------------------------------------------------------------
Administrative services                    Fund's pro-rata portion of 0.09%
(fee shared with Funds                     of the first $7 billion in
Distributor, Inc.)                         J.P. Morgan-advised portfolios,
                                           plus 0.04% of average net
                                           assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                       0.05% of the fund's average
                                           net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.

                                                                             |
                                                                FUND DETAILS | 9
                                                                             |

================================================================================

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Market conditions

o    The fund's share price,            o    Bonds have generally               o    Under normal circumstances the fund plans to
     yield, and total return                 outperformed money market               remain fully invested in bonds and other
     will fluctuate in                       investments over the long               fixed income securities as noted in the table
     response to bond market                 term, with less risk than               on page 12
     movements                               stocks
                                                                                o    The fund seeks to limit risk and enhance total
o    The value of most bonds            o    Most bonds will rise in                 return or yields through careful management,
     will fall when interest                 value when interest rates               sector allocation, individual securities
     rates rise; the longer a                fall                                    selection, and duration management
     bond's maturity and the
     lower its credit quality,          o    Asset-backed securities            o    During severe market downturns, the fund has
     the more its value                      can offer attractive                    the option of investing up to 100% of assets
     typically falls                         returns                                 in investment-grade short-term securities

o    Asset-backed securities                                                    o    J.P. Morgan monitors interest rate trends, as
     (securities representing                                                        well as geographic and demographic
     an interest in, or                                                              information related to asset-backed
     secured by, a pool of                                                           securities and prepayments
     assets such as receivables)
     could generate capital
     losses or periods of low
     yields if they are paid
     off substantially earlier
     or later than anticipated


------------------------------------------------------------------------------------------------------------------------------------


Management choices

o    The fund could                     o    The fund could outperform          o    J.P. Morgan focuses its active management on
     underperform its                        its benchmark due to                    those areas where it believes its commitment
     benchmark due to its                    these same choices                      to research can most enhance returns and
     sector, securities, or                                                          manage risks in a consistent way
     duration choices

------------------------------------------------------------------------------------------------------------------------------------


Credit quality

o    The default of an issuer           o    Investment-grade bonds             o    The fund maintains its own policies for
     would leave the fund with               have a lower risk of                    balancing credit quality against potential
     unpaid interest or                      default                                 yields and gains in light of its investment
     principal                                                                       goals
                                        o    Junk bonds offer higher
o    Junk bonds (those rated                 yields and higher                  o    J.P. Morgan develops its own ratings of
     BB/Ba or lower) have a                  potential gains                         unrated securities and makes a credit quality
     higher risk of default,                                                         determination for unrated securities
     tend to be less liquid,
     and may be more difficult
     to value

------------------------------------------------------------------------------------------------------------------------------------


   |
10 | FUND DETAILS
   |

====================================================================================================================================


====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Illiquid holdings

o    The fund could have                o    These holdings may offer           o    The fund may not invest more than 15% of net
     difficulty valuing these                more attractive yields or               assets in illiquid holdings
     holdings precisely                      potential growth than
                                             comparable widely traded           o    To maintain adequate liquidity to meet
o    The fund could be unable                securities                              redemptions, the fund may hold
     to sell these holdings at                                                       investment-grade short-term securities
     the time or price desired                                                       (including repurchase agreements) and, for
                                                                                     temporary or extraordinary purposes, may
                                                                                     borrow from banks up to 33 1/3% of the value
                                                                                     of its assets

------------------------------------------------------------------------------------------------------------------------------------


When-issued and delayed delivery
securities

o    When the fund buys                 o    The fund can take                  o    The fund uses segregated accounts to offset
     securities before issue                 advantage of attractive                 leverage risk
     or for delayed delivery,                transaction opportunities
     it could be exposed to
     leverage risk if it does
     not use segregated
     accounts

------------------------------------------------------------------------------------------------------------------------------------


Short-term trading

o    Increased trading would            o    The fund could realize             o    The fund anticipates a portfolio turnover
     raise the fund's                        gains in a short period                 rate of approximately 75%
     transaction costs                       of time
                                                                                o    The fund generally avoids short-term trading,
o    Increased short-term               o    The fund could protect                  except to take advantage of attractive or
     capital gains                           against losses if a bond                unexpected opportunities or to meet demands
     distributions would raise               is overvalued and its                   generated by shareholder activity
     shareholders' income tax                value later falls
     liability

------------------------------------------------------------------------------------------------------------------------------------


The fund is also permitted to enter into futures and options transactions, however, these transactions result in taxable gains or losses so it is expected that the fund will utilize them infrequently.



                                                                            |
                                                               FUND DETAILS | 11
                                                                            |

================================================================================

================================================================================
Investments
================================================================================

This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk are listed (see below for definitions).

                                             * Permitted
                                             o Permitted, but not typically used

                                                                                                                      California
                                                  Principal Types of Risk                                             Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

Asset-backed securities Bonds or notes            credit, interest rate, market, prepayment                               o
backed by unsecured debt, such as credit
card receivables; these securities are
often guaranteed or over-collateralized
to enhance their credit quality.
------------------------------------------------------------------------------------------------------------------------------------

Bank obligations Negotiable certificates          credit, liquidity                                                       o
of deposit, time deposits and bankers'
acceptances.
------------------------------------------------------------------------------------------------------------------------------------

Commercial paper Unsecured short term             credit, interest rate, liquidity, market                                * Tax
debt issued by banks or corporations.                                                                                       Exempt
These securities are usually discounted                                                                                   o Taxable
and are rated by S&P or Moody's.
------------------------------------------------------------------------------------------------------------------------------------

Private placements Bonds or other                 credit, interest rate, liquidity, market,                               *
investments that are sold directly to an          valuation
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------

Repurchase agreements Agreements between          credit                                                                  o
a seller and a buyer whereby the seller
agrees to repurchase the securities at
an agreed upon price and at a stated
time.
------------------------------------------------------------------------------------------------------------------------------------

Synthetic variable rate instruments Debt          credit, interest rate, leverage, liquidity,                             *
instruments whereby the issuer agrees to          market
exchange one security for another in
order to change the maturity or quality
of a security in the fund.
------------------------------------------------------------------------------------------------------------------------------------

Tax exempt municipal securities                   credit, interest rate, market, natural event,                           *(1)
Securities, generally issued as general           political
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------

U.S. government securities Debt                   interest rate                                                           *
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------

Zero coupon, pay-in-kind, and deferred            credit, interest rate, liquidity, market,                               *
payment securities Securities offering            valuation
non-cash or delayed-cash payment. Their
prices are typically more volatile than
those of some other debt instruments and
involve certain special tax
considerations.
------------------------------------------------------------------------------------------------------------------------------------


Risk related to certain securities held by J.P. Morgan Institutional California Bond Fund:

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk The risk the costs associated with a liability are more than the obligation of the fund with regard to the underlying instrument.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market risk The risk that the market value of an investment may move up or down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all investments and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Political risk The risk of losses attributable to government or political actions, i.e. changes in tax statutes.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

(1) At least 65% of assets must be in California municipal securities.


   |
12 | FUND DETAILS
   |

================================================================================




                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)

================================================================================
FOR MORE INFORMATION
================================================================================

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:

J.P. Morgan Institutional California Bond Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.


J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.


     JP Morgan
================================================================================
     J.P. Morgan Institutional Funds

     Advisor                                         Distributor
     Morgan Guaranty Trust Company of New York       Funds Distributor, Inc.
     522 Fifth Avenue                                60 State Street
     New York, NY 10036                              Boston, MA 02109
     1-800-766-7722                                  1-800-221-7930





                                                                     PROS332-983

                            J.P. MORGAN SERIES TRUST





                        J.P. MORGAN CALIFORNIA BOND FUND



                       STATEMENT OF ADDITIONAL INFORMATION



                                  MARCH 2, 1998

























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 2, 1998 FOR THE J.P. MORGAN CALIFORNIA BOND FUND, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN SERIES TRUST (800) 221-7930.


i:\dsfndlgl\jpmst\0198fix.pea\calsai.doc

                              Table of Contents


                                          PAGE

General  . . . . . . . . . . . . . .  . . . .1
Investment Objective and Policies . . . . .  1
Investment Restrictions  . . . . . . . . . .18
Trustees and Officers  . . . . . . . . . . .20
Investment Advisor . . . . . . . . . . . . .24
Distributor  . . . . . . . . . . . . . . . .26
Co-Administrator . . . . . . . . . . . . . .27
Services Agent . . . . . . . . . . . . . . .27
Custodian and Transfer Agent . . . . . . . .28
Shareholder Servicing  . . . . . . . . . . .28
Financial Professionals . . . . . . . . . . 28
Independent Accountants  . . . . . . . . . .30
Expenses . . . . . . . . . . . . . . . . . .30
Purchase of Shares . . . . . . . . . . . . .30
Redemption of Shares . . . . . . . . . . . .31
Exchange of Shares . . . . . . . . . . . . .32
Dividends and Distributions  . . . . . . . .32
Net Asset Value  . . . . . . . . . . . . . .32
Performance Data . . . . . . . . . . . . . .33
Portfolio Transactions . . . . . . . . . . .36
Massachusetts Trust  . . . . . . . . . . . .37
Description of Shares  . . . . . . . . . . .38
Taxes  . . . . . . . . . . . . . . . . . . .39
Additional Information   . . . . . . . . . .42
Financial Statements . . . . . . . . . . . .42
Appendix A - Description of Securities . . .A-1
Appendix B - Additional Information Concerning
                   California Obligations. .B-1



i:\dsfndlgl\pierpont\0198fix.pea\calsai.doc

GENERAL

         The J.P. Morgan California Bond Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Trustees of the Trust have authorized the issuance and sale of shares of two classes of the Fund (Select Shares and Institutional Shares).

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         The Fund is advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of California Bond Fund is to provide a high after-tax total return for California residents consistent with moderate risk of capital. The Fund invests primarily in California Municipal Securities (defined below) the income from which is exempt from federal and California personal income taxes. It may also invest in other municipal securities that generate income exempt from federal income tax but not from California income tax. In addition, in order to maximize after tax total return, the Fund may invest in taxable debt obligations to the extent consistent with its objective.

         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective.

         The Fund is designed for investors subject to federal and California personal income taxes who are seeking high after tax return but are not adverse to receiving some taxable income and gains. The Fund is not suitable for tax-deferred retirement or pension plans, including Individual Retirement Accounts (IRAs), 401(k) plans and 403(b) plans. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective.



i:\dsfndlgl\jpmst\0198fix.pea\calsai.doc

         Morgan actively manages the Fund's duration, the allocation of securities across market sectors and the selection of securities to maximize after tax total return. Morgan adjusts the Fund's duration based upon fundamental economic and capital markets research and Morgan's interest rate outlook.


         Under normal market conditions, the Fund will have a duration of three to ten years, although the maturities of individual portfolio securities may vary widely. Duration measures the price sensitivity of the Fund's portfolio, including expected cash flow under a wide range of interest rate scenarios. A longer duration generally results in greater price volatility. As a result, when interest rates increase, the prices of longer duration securities increase more than the prices of comparable quality securities with a shorter duration.

         Morgan also seeks to enhance after tax total return by allocating the Fund's assets among market sectors. Specific securities which Morgan believes are undervalued are selected for purchase using advanced quantitative tools, analysts of credit risk, the expertise of a dedicated trading desk and the judgment of fixed income portfolio managers and analysts.

         The Fund may engage in short-term trading to the extent consistent with its objective. The annual portfolio turnover rate of the Fund is generally not expected to exceed 100%. Portfolio transactions may generate taxable capital gains and result in increased transaction costs.

         Under normal circumstances, the Fund invests at least 65% of its total assets in California municipal bonds. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, it political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the Fund invests may under certain circumstances be subject to federal alternative minimum tax. See Taxes.

TAX EXEMPT OBLIGATIONS

         Since the Fund invests primarily in California Municipal Securities, its performance and the ability of California issuers to meet their obligations may be affected by economic, political, demographic or other conditions in California. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities of issuers in multiple states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their general fiscal conditions. Constitutional or


i:\dsfndlgl\jpmst\0198fix.pea\calsai.doc
statutory restrictions may limit a municipal issuer's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic or fiscal condition of the issuer or specific revenue source from whose revenues the payments will be made. Any reduction in the actual or perceived ability of an issuer of California Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would probably reduce the market value and marketability of the Fund's portfolio securities.

         The Fund may invest in municipal securities of any maturity and type. These include both general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing authority and revenue bonds payable from specific revenue sources, but generally not backed by the issuer's taxing authority. In addition, the Fund may invest in all types of municipal notes, including tax, revenue and grant anticipation notes, municipal commercial paper, and municipal demand obligations such as variable rate demand notes and master demand obligations. There is no specific percentage limitation on these investments.

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL  NOTES.  Municipal notes are subdivided into three  categories of
short-term   obligations:   municipal  notes,  municipal  commercial  paper  and
municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.



i:\dsfndlgl\jpmst\0198fix.pea\calsai.doc

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Premium Securities. During a period of declining interest rates, many municipal securities in which the California Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         PUTS. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds


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or notes.  Such a right to resell is  commonly  known as a "put." The  aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National


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Association  of  Securities  Dealers,  Inc. or members of a national  securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

NON-MUNICIPAL SECURITIES

         The Fund may invest in bonds and other debt securities of domestic issuers to the extent consistent with its investment objective and policies. The fund may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Fund will purchase such securities only when Morgan believes that they would enhance the after tax total return of a shareholder of the Fund in the highest federal and California income tax brackets. Under normal circumstances, the Fund's holdings of non-municipal securities and securities of municipal issuers outside California will not exceed 35% of its total assets. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities.

         ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in


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applicable collateral.  For example,  credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MONEY MARKET INSTRUMENTS

         The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Fund appears below.
Also see "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL  U.S.  GOVERNMENT  OBLIGATIONS.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total and are organized under the laws of the United States or any state, (ii) foreign branches of these banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not


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invest in obligations for which the Advisor,  or any of its affiliated  persons, is the ultimate obligor or accepting bank.

         COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolio and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only


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                                                         8

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upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of


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another investment company,  the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

         REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend securities in an amount up to 331/3% of the value of the Fund's total assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first


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



being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         SYNTHETIC VARIABLE RATE INSTRUMENTS. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate,
(ii) the risk to the Fund will be that of holding a long-term bond.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification


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                                                        11
requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         It is the current policy of the Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. In each case, the Fund may invest in securities which are unrated if in Morgan's opinion such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard &
Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

         The Fund invests principally in a diversified portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any taxable commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

         Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry


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developments  to a greater  extent than higher quality  securities,  which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Portfolio's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

FUTURES AND OPTIONS TRANSACTIONS

         The Fund may enter into derivative contracts to hedge against fluctuations in securities prices or as a substitute for the purchase or sale of securities. The Fund may also use derivative contracts for risk management purposes. See "Risk Management" below. The Fund may purchase and sell (write) exchange traded and over-the-counter ("OTC") put and call options on securities and securities indexes, purchase and sell futures contracts on securities and securities indexes and purchase and sell (write) put and call options on futures contracts on securities and securities indexes. Some futures and options strategies, including selling futures contracts, buying puts and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner consistent with the Fund's objective and policies. Because transactions in derivative instruments result in taxable gains or losses it is expected that the Fund will utilize derivatives contracts infrequently.

         Transactions in derivative contracts often involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices. The Fund incurs liability to a counterparty in connection with transactions in futures contracts and the writing of options. As a result, the loss on these derivative contracts may exceed the Fund's initial investment. The Fund may also lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund. In addition, the Fund incurs transaction costs in opening and closing positions in derivative contracts.

         Derivative contracts may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage magnifies the price volatility of derivative contracts held by the Fund. The Fund is required to offset the leverage inherent in derivatives contracts by maintaining a segregated account


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consisting  of  cash or  liquid  securities,  by  holding  offsetting  portfolio securities or contracts or by covering written options.

         The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's portfolio assets.

         During periods of extreme market volatility, a commodity or options exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate OTC derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative contracts, the only source of price quotations may be the selling dealer or counterparty. In addition, derivative securities and OTC derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         The Fund will not engage in a transaction in futures or options on futures for risk management purposes if, immediately thereafter, the sum of additional margin deposits and premiums required to establish risk management positions in futures contracts and options on futures would exceed 5% of the Fund's net assets.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet the Fund's credit standards. Exchange-traded options are obligations of the Options Clearing Corporation. However, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         The staff of the SEC has taken the position that certain purchased OTC options and the underlying securities used to cover certain written OTC options are illiquid securities. However, the Fund may treat as liquid purchased OTC options and underlying securities used to cover written OTC options determined by Morgan to be liquid on a case-by-case basis pursuant to procedures approved by the Trustees of the Trust.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, the Fund may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on


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various  types of  fixed-income  securities,  including  but not limited to U.S.
Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indices of fixed income securities (including municipal securities) and indices composed of equity securities.

         A futures contract requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date. Each party to an open futures contract makes daily payments of "variation" margin to the other party in an amount equal to the decrease. In contrast, an option on a futures contract entitles its holder to decide on or before the expiration date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily cash payments of "variation" margin to reflect the change in the value of the underlying contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account maintained by the Fund's custodian in the name of the futures commission merchant. In connection with such transactions, the Fund will also segregate cash or other liquid assets in a separate account in accordance with applicable SEC requirements.

         COMBINED POSITIONS. The Fund may engage in options transactions in combination with other options, futures or forward contracts. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may enter into options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests. This practice involves a risk that the options or futures position will not track the performance of the Fund's other investments in securities.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate well with the Fund's investments. Options and futures contracts prices are affected


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by such factors as current and anticipated  interest rates, changes in the price volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or Morgan may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds. If the guidelines so require, the Fund will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         RISK MANAGEMENT. The Fund may employ non-hedging risk management techniques. Examples of such strategies include using futures and options to


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alter the duration or beta of the Fund's  portfolio or the mix of  securities in the Fund's portfolio. For example, if Morgan wishes to extend maturities in the Fund's portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if Morgan wishes to reduce the Fund's exposure to fixed income securities and purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but may involve leverage. Leverage magnifies the gains and losses experienced by the Fund as a result of market fluctuations.

SPECIAL FACTORS AFFECTING THE FUND

         The Fund intends to invest a high proportion of its assets in municipal obligations in California Municipal Securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

         The fiscal stability of California is related, at least in part, to the fiscal stability of its localities and authorities. Various California agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by California through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such California agencies, authorities and localities, in the past the State has had to provide special assistance, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. The presence of such aid in the future should not be assumed. To the extent that California agencies and local governments require State assistance to meet their financial obligations, the ability of California to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is based on information from an official statement of California general obligation municipal obligations and does not purport to be complete.

PORTFOLIO TURNOVER

         The Fund's expected portfolio turnover rates are set forth in the Prospectus. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


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SELECT  SHARES -- For the period  April 21, 1997  (commencement  of  operations)
through April 30, 1997, and the six months ended October 31, 1997: 40% and 15% (unaudited), respectively.

INSTITUTIONAL SHARES -- For the period December 23, 1996 (commencement of operations) through April 30, 1997, and the six months ended October 31, 1997:
40% and 15% (unaudited), respectively.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Trust with respect to the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of purchasing securities to the market value of the Fund's assets.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, each Fund may not:

1. Purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
(iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Fund.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.



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5.  Purchase or sell real  estate  except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

8. Make loans, except that the Fund (1) may lend portfolio securities with a value not exceeding one-third of the Fund's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         For purposes of fundamental investment restriction (1) regarding industry concentration, Morgan may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if Morgan determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, Morgan may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

         As a matter of non-fundamental policy, which may be changed by the Trustees without shareholder approval, the Fund may not:

         A. Make short sales of securities unless either (a) after giving effect to any such short sale, the total market value of all securities sold short would not exceed 25% of the Fund's net assets or (b) at all times during which a short position is open the Fund owns (or has the right to obtain through the conversion or exchange of other securities) an equal amount of such securities.

         B. Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange.


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         C. Acquire any illiquid securities,  such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

         Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in another open-end registered investment company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

TRUSTEES AND OFFICERS

TRUSTEES

         The  Trustees  of  the  Trust,  their  business  addresses,   principal
occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746, and his date of birth is January 1, 1932.

         WILLIAM G. BURNS--Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, FL 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436, and his date of birth is August 23, 1937.

         MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, NY 10910, and his date of birth is March 17, 1934.

     -------- 1 Mr. Healey is an "interested person" of the Trust, the Advisor and the Portfolio as that term is defined in the 1940 Act.


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         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of
April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Fund.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1997 are set forth below.


                                                                                    TOTAL TRUSTEE COMPENSATION
                                                                                    ACCRUED BY THE MASTER
                                                   AGGREGATE TRUSTEE                PORTFOLIOS(*), J.P. MORGAN
                                                   COMPENSATION                     FUNDS, J.P. MORGAN
                                                   PAID BY THE                      INSTITUTIONAL FUNDS AND THE
NAME OF TRUSTEE                                    TRUST DURING 1997                TRUST DURING 1997(**)
---------------                                    -----------------                ---------------------
-------------------------------------------------- -------------------------------- --------------------------------------------
Frederick S. Addy, Trustee                         $90.92                           $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

William G. Burns, Trustee                          $90.92                           $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Arthur C. Eschenlauer, Trustee                     $90.92                           $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Matthew Healey, Trustee(***),                      $90.92                           $72,500
  Chairman and Chief Executive
  Officer
-------------------------------------------------- -------------------------------- --------------------------------------------

Michael P. Mallardi, Trustee                       $90.92                           $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

(*) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 23 separate master portfolios (collectively the "Master Portfolios"), 15 of which are registered investment companies.

(**) No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Master Portfolios, the Trust, the J.P. Morgan Institutional Funds and J.P. Morgan Series Trust) in the fund complex.

(***) During 1997, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $147,500, contributed $22,100 to a defined contribution plan on his behalf and paid $20,500 in insurance premiums for his benefit.

         The Trustees, in addition to reviewing actions of the Trust's various service providers, decide upon matters of general policy. The Trust has entered


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                                                        21
into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust has agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, NY 10017.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the six months ended October 31, 1997 were $90 and $636 (unaudited), respectively.

OFFICERS

         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Chief Executive Officer receives no compensation in his capacity as an officer of the Trust. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.



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



         RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Service and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director -Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM Capital Funds, Inc. and RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

         CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Supervisor for the Budgeting and Expense Division. Prior to September 1995, Ms. Pace served as a Funds Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as


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                                                        23

Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director Of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

INVESTMENT ADVISOR

         The Advisor, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $250 billion.

         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately


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                                                        24

300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services Morgan provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Morgan is free to and does render similar investment advisory services to others. Morgan serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which Morgan serves as trustee. The accounts which are managed or advised by Morgan have varying investment objectives and Morgan invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of Morgan who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently: Lehman Brothers 1-16 Year Municipal Bond Index.

         J.P. Morgan Investment Management Inc., also a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

     The Fund is managed by officers of Morgan who, in acting for their clients, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of Morgan or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. and certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of the Fund's average daily net assets.

         For the period December 23, 1996 (commencement of operations) through April 30, 1997 and the six months ended October 31, 1997, the advisory fees paid by the Fund to the Advisor were $10,233 and $52,683 (unaudited), respectively.

         The Investment Advisory Agreement between Morgan and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same


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                                                        25
manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to the Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Morgan and by Morgan on 90 days' written notice to the Fund. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as Morgan from engaging in the business of underwriting or distributing securities. The Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company that continuously issues shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor, administrator, shareholder servicing agent or custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Fund.

         If the Advisor were prohibited from acting as investment advisor to the Fund, it is expected that the Trustees of the Trust would recommend to shareholders that they approve the Fund's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting, administrative and shareholder services to the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.

         The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's


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                                                        26
outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         For its services under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI.

         The administrative fees paid to FDI for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the six months ended October 31, 1997 were $68 and $305 (unaudited), respectively.

SERVICES AGENT

         The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

     Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is


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                                                        27
calculated daily based on the aggregate net assets of the Fund, the other series of the Trust and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and the other investment companies provided administrative services by Morgan.

         The fees paid to Morgan, net of fee waivers and reimbursements, as Services Agent for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the six months ended October 31,1997 were $1,332 and $10,714 (unaudited), respectively.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian and fund accounting, transfer and dividend disbursing agent. Pursuant to the Custodian Contract with the Trust, State Street is responsible for maintaining the books and records of the Fund's portfolio transactions and holding portfolio securities and cash. The Custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The  Trust,  on behalf  of the Fund,  has  entered  into a  Shareholder
Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.25% for Select Shares, and 0.05% for Institutional Shares. These rates are expressed as a percentage of the


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                                                        28
average daily net assets of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent. Morgan acts as shareholder servicing agent for all shareholders.

         The table below sets forth for each class of shares the shareholder servicing fees paid by the Fund to Morgan, net of fee waivers and reimbursements, for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.

SELECT SHARES: -- For the period April 21, 1997 (commencement of operations) through April 30, 1997 and the six months ended October 31, 1997: $16 and $1,381 (unaudited), respectively.

INSTITUTIONAL SHARES: -- For the period December 23, 1996 (commencement of operations) through April 30, 1997 and the six months ended October 31, 1997:
$1,543 and $8,504 (unaudited), respectively.

         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and for providing administrative services to the Fund under the Services Agreement, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities described in the Prospectus without violating the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subacounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic


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                                                        29
statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction or other fee for their services. Such charges may vary among financial professional and not remitted to the Fund or Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator" "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers


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of their affiliates and references to transactions by customers with Morgan or a
Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and a Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors  may  redeem  shares  as  described  in  the  Prospectus.   A
redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" below.

         The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

         If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is


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



described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

EXCHANGE OF SHARES

         An investor may exchange shares of the Fund for shares of any J.P. Morgan Fund or J.P. Morgan Institutional Fund as described in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value once daily on Monday through Friday at the time described in the Prospectus. The Fund computes its net asset value separately for each class of shares outstanding once daily at 4:15 P.M. New York time on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Funds will close for purchases and redemptions at the same time. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The value of investments listed on a domestic securities exchange, is based on the last sale prices on such exchange. In the absence of recorded sales, investments are valued at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale prices on such exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on


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                                                        32

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a decision as to the broadest and most representative  market for such security.
For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of trading of the New York Stock Exchange (normally 4:00 p.m.) and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, tax equivalent yield, actual distributions, average annual and aggregate total returns or capital appreciation for the various Fund classes in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling Morgan at (800) 521-5411 for the Select Shares and (800) 766-7722 for the Institutional Shares.

         The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return or yield.

         YIELD QUOTATIONS. The annualized yield for the Fund's Select and Institutional shares is computed by dividing net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total


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of all recurring  expenses incurred during the period.  The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income. Annualized tax-equivalent yield reflects the approximate annualized yield that a taxable investment must earn for shareholders at specified federal and California income tax levels to produce an after-tax yield equivalent to the annualized tax-exempt yield.

         Below is set forth historical yield information for the periods indicated:

SELECT SHARES: (for the period ended December 31, 1997): 30-day yield : 3.86%; 30-day tax equivalent yield at 39.6% tax rate: 6.39%.

INSTITUTIONAL SHARES: (for the period ended December 31, 1997): 30-day yield:
4.06%; 30-day tax equivalent yield at 39.6% tax rate: 6.72%.

         TOTAL RETURN QUOTATIONS. The average annual total return of the Fund's classes for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance for periods prior to the establishment of Select Shares of the Fund will be that of the Institutional Shares of the Fund and will be presented in accordance with applicable SEC staff interpretations. Such historical performance information may reflect operating expenses which were lower than those associated with holding Select Shares. Accordingly, the historical yield and historical returns for the Select Shares may be higher than would have occurred if an investment had been made during the indicated periods in Institutional Shares of the Fund.

         Below is set forth historical return information for the Fund for the periods indicated:

SELECT SHARES: (for the period ended December 31, 1997): Average annual total return, 1 year: 7.62%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 7.77%; aggregate total return, 1 year: 7.62%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 7.95%.

----------------------
(*) Commencement of operations for Select Shares is April 21, 1997, and commencement of operations for Institutional Shares is December 23, 1996.


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



INSTITUTIONAL SHARES: (for the period ended December 31, 1997): Average annual total return, 1 year: 7.72%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end:
7.88%; aggregate total return, 1 year: 7.72%; aggregate total return, 5 years:
N/A; aggregate total return, commencement of operations(*) to period end:
8.06%.

----------------------
(*) Commencement of operations for Select Shares is April 21, 1997, and commencement of operations for Institutional Shares is December 23, 1996.

         GENERAL. Performance will vary from time to time depending upon market conditions, the composition of the portfolio, and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising shares of the Fund, including data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the S&P 500, Lehman Brothers 1- to 16-Year Municipal Bond Index, the Dow Jones Industrial Average, the Frank Russell Indexes and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.



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PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objective and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover".

         In connection with portfolio transactions for the Fund, the Advisor intends to seek the best price and execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trust's Trustees, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Advisor or FDI or any "affiliated person" (as defined in the 1940
Act) thereof when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities from any underwriting group of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular Fund or other client in question. Thus, a particular security may be bought or sold for certain clients


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                                                        36
even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund may only sell a security to each other or to other accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients including other Funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust"; the name of the Fund was changed from "California Bond Fund" to "J.P. Morgan California Bond Fund"; and the names of the shares changed from "JPM Pierpont Shares and JPM Institutional Shares" to "Select Shares and Institutional Shares", respectively.

         The Trust's Declaration of Trust further provides that no Trustee, officer, employee, or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.



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                                                        37

DESCRIPTION OF SHARES

         The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund. To date, Select Shares and Institutional Shares of the Fund described in this Statement of Additional Information have been authorized and are currently available for sale to the public.

         Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

         As of January 31, 1998, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

SELECT SHARES: -- Morgan as Agent fro J. Tutteman (24.41%); Morgan as Agent for P.S. Stamos (18.42%); Morgan as Agent for W.J. Brady (18.31%); P. Paddon (11.90%); Morgan as Agent for Y. Riley (7.02%); and Morgan as Agent for S. and
K. Stamos (5.03%); and



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                                                        38

INSTITUTIONAL SHARES: -- Morgan as Agent for M. and E. Brones (13.03%); Morgan as Agent for R. Hastings and P. Qiullin (10.28%); Morgan as Agent for N. Wright (9.41%); Morgan as Agent for G. Juds CRT (9.13%); Morgan as Agent for Yeo Living Trust (7.08%); Morgan as Agent for Carey Family Trust (5.53%).

         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information the officers and Trustees as a group owned less than 1% of the beneficial shares of each Fund.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the trust under certain circumstances, see the Prospectus.

TAXES

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


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         The Fund  intends to qualify to pay  exempt-interest  dividends  to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.

         Distributions of net investment income (other than exempt-interest dividends) and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum tax rate of 28% in respect of a capital asset held directly by such individual for more than one year but no more than eighteen months, and the maximum tax rate is reduced to 20% in respect of a capital asset held for more than 18 months. The Act authorizes the Treasury department to promulgate regulations that would apply these rules in the case of long-term capital gain distributions made by the Fund. The Treasury department has indicated that, under such regulations, individual shareholders will be taxed at a maximum rate of 28% in respect of capital gains distributions designated as 28% rate gain distributions and will be taxed at a maximum rate of 20% in respect of capital gains distributions designated as 20% rate gain distributions, regardless of how long such shareholders have held their shares in the Fund. Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. See the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of the Fund's shares.

         Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon. Other gains or losses on the sale of securities will


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



be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. As noted above, long-term capital gain of an individual holder is subject to a maximum tax rate of 28% in respect of shares held for more than one year. The maximum rate is reduced to 20% in respect of shares held for more than 18 months. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Certain options and futures held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income.

         STATE AND LOCAL TAXES. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.



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



         OTHER TAXATION. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

         Telephone calls to the Fund, Morgan or State Street may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the Trust's registration statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or FDI. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by FDI to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or FDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

         The financial statements and the report thereon of Price Waterhouse LLP are incorporated herein by reference to the Fund's April 30, 1997 annual report filing made with the SEC on June 13, 1997 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000912057-97-020343). Additionally, the financial statements are incorporated herein by reference to the Fund's October 31, 1997 semi-annual report filing made with the SEC on December 31, 1997 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001047469-97-009263). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at
(800) 521-5411 for the Select Shares and (800) 766-7722 for the Institutional Shares.





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                                                        42

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


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



COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but


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



         certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1- The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows


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                                       A-3
of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2- MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.





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                                       A-4

APPENDIX B

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES


         The following information is a summary of special factors affecting investments in California Municipal Securities. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California and certain of its municipalities and public authorities. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.

ECONOMIC FACTORS

PRIOR FISCAL YEARS' FINANCIAL RESULTS

FISCAL YEARS PRIOR TO 1995-96

         The state's budget problems in recent years have been caused by a combination of external economic conditions and a structural imbalance in that the largest General Fund Programs--K-14 education, health, welfare and corrections--were increasing faster than the revenue base, driven by the state's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the state's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

         As a result of these factors and others and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980s until 1992-93, the state had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the state accumulated and sustained a budget deficit in its budget reserve, the Special Fund, approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 fiscal year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The legislature and Governor agreed on the following principal steps to produce budget acts in the years 1991-92 to 1994-95, although not all these actions were taken in each year:

         significant cuts in health and welfare program expenditures;

     transfers of program responsibilities and funding from the state to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

     transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools under Proposition 98;


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




     reduction in growth of support for higher education programs, coupled with increases in student fees, through the 1994-95 fiscal year;

     maintenance of the minimum Proposition 98 funding guarantee for K-14 schools and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupil through the 1993-94 fiscal year (see "Constitutional, Legislative and Other Factors--Proposition 98" below);

     revenue increases (particularly in the 1991-92 fiscal year budget), most of which were for a short duration;

     increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the administration was not received; and

     various one-time adjustments and accounting changes.

Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the Special Fund, as compared to projected positive balances. By the 1993-94 fiscal year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the state's cash resources available to pay its ongoing obligations. When the legislature and the Governor failed to adopt a budget for the 1992-93 fiscal year by July 1, 1992, which would have allowed the state to carry out its normal annual cash flow borrowing to replenish its cash reserves, the state controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the state controller issued a total of approximately $3.8 billion of registered warrants.

         During the past several fiscal years, the state was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and


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



largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July 1994 and matured on April 25, 1996.

1995-96 FISCAL YEAR

         The 1995-96 budget act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The budget act projected General Fund revenues and transfers of $44.1 billion, a 3.5% increase from the prior year. Expenditures were budgeted $43.4 billion, a 4% increase. The budget act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

         Final data for the 1995-96 fiscal year showed revenues and transfers of $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98 and, among other things, failure of the federal government to enact welfare reform during the fiscal year and to budget new aid for illegal immigrant costs, both of which had been counted on to allow reductions in state costs. The Special Fund had a small negative balance of about $87 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990s. Available internal borrowable resources (available cash, after payment of all obligations due) on June 30, 1996 was about $3.8 billion, representing a significant improvement in the state's cash position and ending the need for deficit borrowing over the end of the fiscal year. The state's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

         The 1995-96 budget act included substantial additional funding under Proposition 98 for schools and community colleges (about $1.0 billion General Fund and $1.2 billion total above 1994-95 levels). Because of higher than projected revenues in 1994-95, an additional $561 million ($92 per K-12 average daily attendance ("ADA")) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this was a block grant of about $50 per pupil for any one-time purpose. For the first time in several years, a full 2.7% cost-of-living allowance was funded. The budget was based on the settlement of the CTA V. GOULD litigation. See "Constitutional, Legislative and Other Factors-- Proposition 98" below. Cuts in health and welfare costs totaled about $220 million, almost $700 million less than had been anticipated, because of the failure by the federal government to approve certain of these actions in a timely manner. The federal government also failed to appropriate all but $31 million of an anticipated $500 million in new federal aid for incarceration and health care costs of illegal immigrants. Funding from the General Fund for the University of California was increased by $106 million and for the California State University system by $97 million, with no increases in student fees.

CURRENT STATE BUDGET



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         The discussion  below of the 1996-97  fiscal year budget,  the proposed
1997-98 fiscal year budget and the table under "Summary of State Revenues and Expenditures" below are based on estimates and projections of revenues and expenditures for the current and upcoming fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the state and the nation, and there can be no assurance that the estimates will be achieved.

         Periodic reports on revenues and expenditures during the fiscal year are issued by the administration, the state controller's office and the legislative analyst's office. The Department of Finance issues a monthly bulletin which reports the most recent revenue receipts, comparing them to budget projections, and reports on other current developments affecting the budget. The administration also formally updates its budget projections twice during each fiscal year, generally in January and May, respectively.

1996-97 FISCAL YEAR

         1996-97 BUDGET ACT

         The 1996-97 budget act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the budget act, the state implemented its regular cash flow borrowing program with the issuance of $3.0 billion of revenue anticipation notes to mature on June 30, 1997. The budget act appropriated a modest budget reserve in the Special Fund of $305 million, as of June 30, 1997. The Department of Finance projected that, on June 30, 1997, the state's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

         Revenues - The legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years) but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the fiscal year were estimated to total $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special Fund revenues were estimated to be $13.3 billion.

         Expenditures - The budget act contained General Fund appropriations totaling $47.251 billion, a 4% increase over the final estimated 1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

         The following are principal features of the 1996-97 budget act:

         1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost-of-living allowance (3.2%) was funded. The Proposition


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98 increases  have brought K-12  expenditures  to almost $4,800 per K-12 ADA, an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

         Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and state population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

         2. The budget act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The budget act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.

         3. A 4.9% increase in funding for the  University  of California  ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the state's higher education units.

         4. The budget act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

         5. General Fund support for the Department of Corrections was increased by about 7% over the prior year, reflecting estimates of increased prison population.

         6. With respect to aid to local governments, the principal new programs included in the budget act are $100 million in grants to cities and counties for law enforcement purposes and $50 million budgeted for competitive grants to local governments for programs to combat juvenile crime.

         The budget act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the legislature approved another one-year suspension of the renters tax credit, saving $520 million in expenditures.



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         Federal Welfare Reform - Following enactment of the 1996-97 budget act,
Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193) making a fundamental reform of the current welfare system. Among many provisions, the law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy
Families  ("TANF"),   with  lifetime  time  limits  on  TANF  recipients,   work
requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the food stamp program, including reducing maximum benefits and imposing work requirements.

         The law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for fiscal year 1996-97 for the provisions of the law. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan was approved November 27, 1996 to allow grant reductions to be implemented effective January 1, 1997 and to allow the state to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed, it is now projected that savings will total approximately $320 million.

         A preliminary analysis of the law by the legislative analyst's office indicates that an overall assessment of how these changes will affect the state's General Fund will not be known for some time, and will depend on how the state implements the law. There are many choices including how quickly the state implements the law; the degree to which the state elects to make up for cuts in federal aid, provide more aid to counties, or cut some of its own existing programs for noncitizens; and the state's ability to avoid certain penalties written into the law.

         Other Subsequent Developments -With the continued strong economic recovery in the state, the Department of Finance has estimated, in connection with the release of the Governor's 1997-98 budget proposal, that revenues for the 1996-97 fiscal year will exceed initial projections by about $760 million. This increase will be offset by higher expenditures for K-14 school aid (pursuant to Proposition 98) and for health and welfare costs because federal law changes and other federal actions did not provide as much assistance to the state as was initially planned in the budget act. The department's updated projections show a balance in the Special Fund of $197 million, slightly lower than projected in July 1996. The department also projects the state's cash position will be stronger than originally estimated, with unused internal borrowable resources at June 30, 1997 of about $4.3 billion.

1997-98 FISCAL YEAR PROPOSED BUDGET



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         On January 9, 1997, the Governor  released his proposed  budget for the
1997-98 fiscal year (the "Governor's Budget"). The Governor's Budget projects General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the Special Fund of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

         Among the major initiatives and features of the Governor's Budget are the following:

     1. A proposed 10% cut in the bank and corporation tax rate, to be phased in over two years.

         2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 fiscal year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades and to expand the program by one grade, so that it will cover K-3rd grade.

         3. Funding for higher education will be increased consistent with a four-year "Compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the state higher education system.

         4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Governor's Budget assumes that federal law will be enacted to remove the maintenance-of-effort requirement for Supplemental Security Income ("SSI") payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Governor's Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.

         THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities substantially all of which are public agencies within the county - had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

         In April 1996, the county emerged from bankruptcy after closing on a $900 million recovery bond deal. At that time, the county and its financial advisors stated that the county had emerged from the bankruptcy without any structural fiscal problems and assured that the county would not slip back into bankruptcy.


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However,  for many of the cities,  schools and special districts that lost money in  the  county  portfolio,  repayment  remains  contingent  on the  outcome  of
litigation  which  is  pending  against   investment  firms  and  other  finance
professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its after math of these various agencies and their claims.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         REVENUE DISTRIBUTION. Certain California Municipal Securities held by the California Fund may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities, and the state assumes certain obligations therefore paid out of local funds. Whether and to what extent a portion of the state's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

         HEALTH CARE LEGISLATION. Certain California Municipal Securities held by the California Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those California Municipal Securities.

         The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment of services rendered to Medi-Cal beneficiaries in the future.

         Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The state may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries


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on negotiated  terms.  Some insurers have  introduced  plans known as "preferred
provider   organizations"   ("PPOs"),   which  offer  financial  incentives  for
subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payers limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost, and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts
would  reduce  a  hospital's   patient  base  or  gross  revenues.   Conversely,
participation may maintain or increase the patient base, but may result in reduce payment and lower the income to the contracting hospitals.

         These California Municipal Securities may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured California Municipal Securities, the state treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated state funds.

         MORTGAGES AND DEEDS. Certain California Municipal Securities held by the California Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the


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filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In  addition,   a  court  could  not  find  that  there  is  sufficient
involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right- of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain California Municipal Securities held by the California Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single-family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan and then only if the borrower prepays in amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period. A prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt services on the outstanding debt obligations which financed such home mortgages.

         PROPOSITION 13. Certain California Municipal Securities held by the California Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of
Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

         Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and


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apportioned  according  to law. The 1%  limitation  does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on (a) any indebtedness approved by the voters prior to July 1, 1978 or (b) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978 by two-thirds of the votes cast by the voters on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

         Legislation enacted by the California legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978 and that each county will levy the maximum tax permitted by Article XIIIA.

         PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 0" or the "Gann Initiative" was approved by the California voters, which added
Article XIIIB to the California Constitution. Under Article XIIIB, state and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded form the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979 or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

         PROPOSITION 98. On November 8, 1988, the California voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed state funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to state per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capital personal income ("Test 3"). Under Test


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3, schools would receive the amount  appropriated in the prior year adjusted for changes in enrollment and per capital General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita general fund revenue growth exceeds per capital personal income growth.

         Proposition 98 permits the legislature - by two-thirds vote of both houses, with the Governor's concurrence - to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain state tax revenues in excess of the Article XIIIB limit to K-14 schools.

         During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, CALIFORNIA TEACHERS' ASSOCIATION V. GOULD, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school finding will not be in jeopardy over repayment of these so-called loans.

         PROPOSITION 111. On June 30, 1989, the California legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 - on the June 5, 1990 ballot as Proposition 111 - was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the state and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of state General Fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of state school districts and community college districts in the base calculation for the next year, limited the amount of state tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the state appropriations limit. Additionally, Proposition 111 exempted from the state appropriations limit funding for capital outlays.



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     PROPOSITION  62.  On  November  4,  1986,  California  voters  approved  an initiative statute known a Proposition 62. This initiative provided the following:

     1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

     2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

     3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed.

     4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIA;

     5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

     6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

         7. Requires that, in the event a local government fails to comply with the provision of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

     8. Permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1988, the California Court of Appeal in CITY OF WESTMINSTER V. COUNTY OF ORANGE, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in CITY OF WOODLAKE V. LOGAN, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review bote the City of Westminster and the City of Woodlake decisions.



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         In SANTA CLARA LOCAL TRANSPORTATION  AUTHORITY V. GUARDINO,  (Sept. 28,
1995) Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes and specifically disapproved of the City of Woodlake decision as erroneous. The court did not determine the correctness of the CITY OF WESTMINSTER decision, because that case appeared distinguishable, was not relied on by the parties in GUARDINO, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the court's decision on charter cities or on taxes imposed in reliance on the CITY OF WOODLAKE case.

         Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the GUARDINO decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California Senate passed the bill on May 16, 1996, and it is currently pending in the California State Assembly. It is not clear whether the bill, if enacted would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

         The voters will be presented with a new initiative constitutional amendment on the November 1996 ballot. The Right to Vote on Taxes Act, sponsored by the Howard Jarvis Taxpayers Association, seeks to strengthen Proposition 62 by requiring majority voter approval for general taxes, two-thirds voter approval for special taxes (including taxes imposed for specific purposes but placed in the General Fund), voter approval of existing local taxes enacted after January 1, 1995, and placing other restrictions on fees and assessments. As a constitutional amendment, the provisions would clearly apply to charter cities.

         Another initiative on the November 1996 ballot, a statutory initiative sponsored by the California Tax Reform Association, would reimpose the temporary 10 and 11 percent tax brackets and use the revenues from the increase to replace a portion of the property tax revenue shifted from cities, counties and special districts to schools on an ongoing basis since 1992.

         PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI Section 16 of the California Constitution by authorizing the California legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

ARTICLES XIIIC AND XIIID OF THE CALIFORNIA CONSTITUTION (PROPOSITION 218)

         On November 5, 1996, the voters of the state approved Proposition 218 -the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIIIC and XIIID to the State Constitution, which affect the ability of local government, including charter cities, to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996, although application of some of its provisions is deferred until July 1, 1997. At this time the City of San Francisco (the "City") cannot predict the impact of


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Proposition  218 on the finances of the City, and no assurance can be given that
Proposition 218 will not have a material adverse impact on the City's revenues.

         Article XIIIC requires that all new local taxes be submitted to the electorate for approval before such taxes become effective. General taxes, imposed for general governmental purposes of the City, require a majority vote, and special taxes, imposed for specific purposes (even if deposited in the General Fund), require a two-thirds vote. Under Proposition 218, the City can only continue to collect taxes that were imposed after January 1, 1995 if they are approved by the voters by November 6, 1998. The voter approval requirements of Article XIIIC reduce the flexibility to deal with fiscal problems by raising revenue through new or extended or increased taxes, and no assurance can be given that the City will be able to raise taxes in the future to meet increased expenditure requirements.

         The City has reviewed the taxes it currently collects and has determined that a 2% increase in its hotel occupancy tax, a portion of the City's stadium admissions tax and its existing firearm/ammunition tax must be approved by local voters by November 6, 1998, in order for the City to continue collecting such taxes. The City has not yet determined whether it will place these taxes before local voters, and the City can make no assurances that, if placed before local voters, the voters will approve these taxes. For Fiscal Year 1995-96, the City expected to collect $17.1 million in revenue from the 2% increase in the hotel tax, $1.2 million from the stadium admissions tax and less than $100,000 in revenue from the firearm/ammunition tax.

         In addition, Article XIIIC clarifies the initiative power in matters of local taxes, assessments, fees and charges. Consequently, the voters of the City could, by initiative, repeal or reduce any existing local tax, assessment, fee or charge, or limit the future imposition or increase of any local tax, assessment, fee or charge. "Assessment," "fee" and "charge" are not defined in
Article  XIIIC,  and it is not clear whether the  definitions  of these terms in
Article XIIID (which are generally property-related as described below) would be applied to Article XIIIC. No assurance can be given that the voters of the City will not approve initiatives that repeal, reduce or prohibit the imposition or increase of local taxes, assessments, fees or charges.

         Article XIIID contains several new provisions making it generally more difficult for local agencies, such as the City, to levy and maintain "assessments" for local services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property and expressly includes standby charges. Article XIIID also includes new provisions affecting "fees" and "charges," defined for purposes of
Article XIIID to mean "any levy other than an ad valorem tax, a special tax or an assessment, imposed by a county upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property-related fees and charges must conform to specific requirements and prohibitions set forth in the article. Further, before any property-related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such


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fee or charge. The City must then hold a hearing upon the proposed imposition or increase, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the City may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property-related" for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         The provisions of Proposition 218 have not been interpreted by any court, and the California legislature has not yet enacted any legislation implementing either Article XIIIC or Article XIIID. No assurance can be given that Articles XIIIC and XIIID will not limit the ability of the City to impose taxes or levy and collect assessments, fees and charges, nor that the City's ability to increase ad valorem taxes in order to pay the principal of and interest on the California municipal obligations, will not be adversely affected.






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